UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 13, 2005

The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1114 Avenue of the Americas, New York, New York		10036

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     The Interpublic Group of Companies, Inc. (the “Company” or “we”) has delayed filing its annual report on Form 10-K for 2004 and its quarterly reports on Form 10-Q for the first two quarters of 2005 while it investigated errors in its previously issued financial statements. This process has now advanced sufficiently to support the conclusion that a restatement of previously issued financial statements, as described below, is required. On September 13, 2005, the Audit Committee of the Board of Directors of the Company concluded that the Company’s previously issued financial statements, and the preliminary unaudited financial information that it previously issued for the year ended December 31, 2004 and the first quarter of 2005, should no longer be relied upon.

     We expect to file our 2004 annual report on Form 10-K, and our quarterly reports on Form 10-Q for the first and second quarters of 2005, by September 30, 2005 barring unforeseen circumstances. These filings also will include restated financial information for the years 2003, 2002, 2001 and 2000 and for the first three quarters of 2003 and 2004, together with a detailed explanation of the restatement and a reconciliation of the impact of the restatement on our previously published financial statements. The restatement also affects periods prior to 2000, which will be reflected as an adjustment to opening retained earnings as of January 1, 2000.

     The restatement affects most of the accounts in our financial statements, and the impact on our results of operations for all periods will be material. Investors should not rely on any prior disclosures concerning the nature and amount of the restatement because, as we indicated could occur, the scope of our review has expanded and the magnitude of the restatement has increased substantially from what we contemplated when we began. The final amounts and the detailed presentation of the restatement will be included in our upcoming filings after completion of our work on the restatement, audit by our independent registered public accounting firm, PricewaterhouseCoopers (“PwC”), and final review by the Audit Committee of the Board of Directors.

     As we have disclosed in prior filings, we have material weaknesses relating to our control environment and our accounting for revenue, acquisitions, leases and other matters. The errors in our financial statements were largely attributable to weak controls and our decentralized operational structure. We have concluded that our internal control over financial reporting was not effective as of December 31, 2004. In view of the material weaknesses in our internal control over financial reporting, we have performed additional work to obtain assurance regarding the reliability of our financial statements. However, we still have substantial work remaining to remedy these material weaknesses, and we are in the process of further developing a remediation plan to address our control deficiencies. Although PwC is still in the process of completing its audit, we expect to receive an unqualified audit opinion on the financial statements in our 2004 annual report on Form 10-K and a disclaimer of opinion on both the effectiveness of our internal control over financial reporting and our assessment of internal control over financial reporting as of December 31, 2004.

       The major accounting issues addressed in the restatement are as follows:

     Accounting for Revenue. We do not have adequate procedures in place for the review of customer contracts by our finance groups around the world. In addition, we do not have adequate procedures on the treatment of various types of vendor credits, discounts, differences between vendor prices and client cost estimates and duplicate customer payments. Without adequate procedures the operating practice and the accounting in some of our agencies, predominately outside the United States, relied on local customs and practices. As a result, in some instances, we were inconsistent with the underlying contractual requirements, which necessitated an accounting adjustment. In other instances, the timing of revenue recognition did not consistently follow the customer contract. We are in the process of developing a remedial plan to address the lack of formal review of our customer contracts and are in the process of issuing a policy on the treatment of various types of credits and discounts received in the normal course of business.

     Accounting for Acquisitions. In connection with certain acquisitions through 2001, we incorrectly consolidated the revenue and expenses of the acquired entities from a date earlier than the effective date of acquisition, resulting in overstatements of our revenues, expenses and earnings in the period of acquisition. In addition, in accounting for some acquisitions, deferred payments (such as “earn-outs”) or put option payments were not properly accounted for as compensation expense.

     Accounting for Lease Expenses. We did not appropriately account for lease expenses, since we recorded rental expense for certain of our operating leases on a cash basis rather than a “straight-line” basis. In particular, we did not appropriately record or amortize landlord/tenant incentives or leasehold improvements, rent holidays and related asset retirement obligations.

     As a consequence of the expanded scope of our work on the restatement and our anti-fraud program, certain items came to our attention that required investigations into possible employee misconduct. These investigations, which relate primarily to agencies outside the United States, revealed accounting errors that were qualitatively material. These errors resulted from the misapplication and inadequate knowledge of GAAP as well as errors resulting from instances of falsified books and records, violations of laws, regulations and company policies, misappropriation of assets, and inappropriate customer charges and dealings with vendors. These investigations are nearing completion. The results of these investigations are being reviewed by the Audit Committee of the Board of Directors, with the advice of independent counsel and forensic accountants. As a result of these investigations, financial statement adjustments are being made and remediation plans have been, or are in the process of being, developed to address internal control and policy issues. In all cases, culpable employees have been terminated or are in the process of being terminated or are otherwise no longer with the Company.

     The Audit Committee of the Board of Directors and management have discussed the matters disclosed in this filing with PwC.

     On September 15, 2005, we issued a press release, attached hereto as Exhibit 99.1 and incorporated by reference herein, discussing the above matters.

Item 9.01. Financial Statements and Exhibits.

          Exhibit 99.1: Press release, dated September 15, 2005 (filed pursuant to Item 4.02).

Cautionary Statement

     This current report on Form 8-K contains forward-looking statements. Our representatives may also make forward-looking statements orally from time to time. Statements in this current report on Form 8-K that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our current report on Form 8-K filed with the SEC on July 21, 2005 and our other SEC filings. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

     Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

  risks arising from material weaknesses in our internal control over financial reporting, including material weaknesses in the control environment;
  potential adverse effects to our financial condition, results of operations or prospects as a result of any restatement of prior period financial statements;
  risks associated with our inability to satisfy covenants under our syndicated credit agreements;
  our ability to satisfy certain reporting covenants under our indentures by September 30, 2005;
  risks associated with the effects of global, national and regional economic and political conditions, including with respect to fluctuations in interest rates and currency exchange rates;
  our ability to attract new clients and retain existing clients;
  our ability to retain and attract key employees;
  potential adverse effects if we are required to recognize additional impairment charges or other adverse accounting-related developments;
  risks associated with our inability to achieve lower costs and expenses as a result of our restructuring programs;
  potential adverse developments in connection with the ongoing SEC investigation;
  potential downgrades in the credit ratings of our securities; and
  developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

     Investors should carefully consider these factors and the additional risk factors outlined in more detail in our current report on Form 8-K filed with the SEC on July 21, 2005 and our other SEC filings.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: September 15, 2005	By: /s/ Nicholas J. Camera
Nicholas J. Camera Senior Vice President, General Counsel and Secretary